EXHIBIT 99.1

Lakeland Bancorp Reports 44% Increase in First Quarter Net Income

OAK RIDGE, N.J., April 15, 2010 (GLOBE NEWSWIRE) -- Lakeland Bancorp, Inc. (Nasdaq:LBAI) reported the following positive developments in the first quarter of 2010:

  Net Income in the first quarter of 2010 totaled $4.6 million, a 44% increase from the $3.2 million reported for the first quarter of 2009. Diluted earnings per common share of $0.15 for the first quarter of 2010, was 36% higher than the $0.11 diluted earnings per common share reported in the first quarter of 2009.

  Net interest margin in the first quarter of 2010 increased to 3.99%, which compares to 3.90% for the fourth quarter of 2009, and 3.80% for the first quarter of 2009.

  Noninterest bearing demand deposits increased from year-end 2009 by $23.5 million, or 7%, to $346.7 million. Core deposits were 78% of total deposits at March 31, 2010, as compared to 69% at the end of the first quarter of 2009.

  The efficiency ratio, a non-GAAP measure, at the end of the first quarter of 2010 was 56.9%, compared to 60.0% for the same period last year.

Thomas J. Shara, Lakeland Bancorp's President and CEO said, "We are very pleased with our first quarter 2010 results, which were driven by an increased net interest margin and continued management of expenses. Our community banking model continues to provide individualized service for both retail and commercial customers alike, which is evidenced by a $29.2 million increase in core deposits since year-end 2009."

Lakeland Bancorp declared a quarterly cash dividend of $0.05 per common share. The cash dividend will be paid on May 17, 2010 to holders of record as of the close of business on April 30, 2010. The Company also declared a dividend of 5% for the quarterly dividend payment due May 17, 2010 for the preferred stock issued to the U.S. Treasury under the Capital Purchase Program.

Earnings

Net Interest Income

Net interest income for the first quarter of 2010 was $24.6 million, or 7% greater than the $22.9 million earned in the first quarter of 2009. Net interest margin increased by 19 basis points to 3.99% from the first quarter of 2009 and was nine basis points greater than the fourth quarter of 2009.  The increase in net interest margin was primarily driven by the continued decrease in the cost of interest-bearing deposits. The Company's yield on interest-earning assets in the first quarter of 2010 was 5.14%, a decrease of 50 basis points from the same period last year and eight basis points lower than the fourth quarter of 2009. The cost of interest-bearing liabilities was 1.36%, a decrease of 79 basis points from the first quarter of 2009 and 21 basis points from the fourth quarter of 2009.

Noninterest income

Noninterest income for the first quarter of 2010 was $4.1 million which compared to $5.0 million for the same period last year. Excluding gains on investment securities, total noninterest income was $4.1 million in the first quarter of 2010, which equaled noninterest income in the first quarter of 2009. In the first quarter of 2010, gains on investment securities were $1,000, as compared to $885,000 for the same period last year. Service charges on deposits at $2.4 million decreased by $219,000, or 8%, due to reduced overdraft fees collected, while commissions and fees at $885,000 increased by $62,000, or 8%. Gains on leasing related assets increased by $119,000, or 64%, to $304,000 in the first quarter of 2010 as compared to the same period last year.

Noninterest expense

Noninterest expense for the first quarter of 2010 was $16.8 million, which equaled noninterest expense for the same period last year. Salary and employee benefit expenses increased by $320,000, or 4%, to $8.9 million. Within this category, health insurance benefits have increased by $100,000, or 14%, in the first quarter of 2010, as compared to the same period last year. Occupancy, furniture and equipment expenses decreased by $173,000, or 6%, to $3.0 million, primarily due to lower equipment expenses. Collection expenses at $148,000 decreased by $357,000, as leasing collection costs have decreased significantly since the first quarter of 2009, while legal expenses at $341,000 increased by $232,000 as compared to the first quarter last year.

Financial Condition

At March 31, 2010, total assets were $2.8 billion, an increase of $44.0 million, or 2%, from year-end 2009. Total loans at $2.0 billion decreased by $8.8 million from December 31, 2009. This decrease was primarily due to a $15.6 million, or 13%, decrease in leasing loans.  Residential mortgage loans at $387.5 million and commercial loans at $1.20 billion, increased in the first quarter of 2010 by $4.7 million and $8.8 million, respectively. Total deposits were $2.2 billion, an increase of $45.6 million, or 2%, from December 31, 2009. Of this overall increase, noninterest bearing demand deposits increased by $23.5 million, or 7%. The loan-to-deposit ratio on March 31, 2010 was 91%, which compared to 100% on March 31, 2009.

Asset Quality

At March 31, 2010, non-performing assets totaled $45.6 million (1.65% of total assets), as compared to $40.6 million (1.49% of total assets) at year-end 2009. The Allowance for Loan and Lease Losses totaled $26.8 million at March 31, 2010, and represented 1.34% of total loans, as compared to 1.27% at year-end 2009. During the first quarter of 2010, the Company had net charge-offs of $3.6 million (annualized 0.73% of total loans).

Capital

Stockholders' equity was $272.7 million and book value per common share was $9.02 as of March 31, 2010. As of March 31, 2010, the Company's leverage ratio was 9.72%. Tier I and total risk based capital ratios were 12.94% and 14.19%, respectively. These regulatory capital ratios exceed those necessary to be considered a well-capitalized institution under Federal guidelines.

Forward-Looking Statements

The information disclosed in this document includes various forward-looking statements (with respect to corporate objectives, and other financial and business matters) that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "anticipates", "projects", "intends", "estimates", "expects", "believes", "plans", "may", "will", "should", "could", and other similar expressions are intended to identify such forward-looking statements. Lakeland cautions that these forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements. The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company's markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislation affecting the financial services industry, government intervention in the U.S. financial system, passage by the U.S. Congress of legislation which unilaterally amends the terms of the U.S. Department of the Treasury's preferred stock investment in the Company, changes in levels of market interest rates, pricing pressures on loan and deposit products, credit risks of the Company's lending and leasing activities, customers' acceptance of the Company's products and services and competition. Any statements made by Lakeland that are not historical facts should be considered to be forward-looking statements. Lakeland is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

EXPLANATION OF NON-GAAP FINANCIAL MEASURES

Reported amounts are presented in accordance with accounting principles generally accepted in the United States of America ("GAAP").  The Company's management believes that the supplemental non-GAAP information, which consists of measurements and ratios based on tangible equity and tangible assets, is utilized by regulators and market analysts to evaluate a company's financial condition and therefore, such information is useful to investors.  These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

The Company also uses an efficiency ratio that is a non-GAAP financial measure. The ratio that the Company uses excludes amortization of core deposit intangibles, expenses on other real estate owned and other repossessed assets and, where applicable, long-term debt prepayment fees. Income for the non-GAAP ratio is increased by the favorable effect of tax-exempt income and excludes securities gains and losses, which can vary from period to period. The Company uses this ratio because it believes the ratio provides a better comparison of period to period operating performance.

About Lakeland

Lakeland Bancorp, the holding company for Lakeland Bank, has a current asset base of $2.8 billion and forty-eight (48) offices spanning six northwestern New Jersey counties: Bergen, Essex, Morris, Passaic, Sussex and Warren. Lakeland Bank, headquartered at 250 Oak Ridge Road, Oak Ridge, New Jersey offers an extensive array of consumer and commercial products and services, including online banking, localized commercial lending teams, and 24-hour or less turnaround time on consumer loan applications. For more information about their full line of products and services, visit their website at www.lakelandbank.com.

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
(dollars in thousands)	2010	2009	2009	2009	2009
INCOME STATEMENT	(unaudited)
Net Interest Income	$ 24,587	$ 24,982	$ 23,022	$ 22,483	$ 22,892
Provision for Loan and Lease Losses	(4,879)	(6,438)	(4,718)	(34,083)	(6,376)
Noninterest Income (excluding investment securities gains (losses))	4,108	4,368	3,554	3,942	4,088
Gains (losses) on investment securities	1	2,552	--	(532)	885
Long-term debt prepayment fee	--	(3,075)	--	--	--
Noninterest Expense	(16,780)	(17,238)	(17,077)	(19,653)	(16,751)
Pretax Income (Loss)	7,037	5,151	4,781	(27,843)	4,738
Tax (Expense) Benefit	(2,471)	(3,011)	(2,770)	15,121	(1,563)
Net Income (Loss)	$ 4,566	$ 2,140	$ 2,011	$ (12,722)	$ 3,175
Dividends on Preferred Stock and Discount Accretion	(898)	(885)	(885)	(885)	(539)
Net Income Available to Common Stockholders	$ 3,668	$ 1,255	$ 1,126	$ (13,607)	$ 2,636

Basic Earnings (Loss) Per Common Share	$ 0.15	$ 0.05	$ 0.05	$ (0.57)	$ 0.11
Diluted Earnings (Loss) Per Common Share	$ 0.15	$ 0.05	$ 0.05	$ (0.57)	$ 0.11
Dividends per Common Share	$ 0.05	$ 0.05	$ 0.05	$ 0.10	$ 0.10
Weighted Average Shares - Basic	23,829	23,736	23,695	23,656	23,717
Weighted Average Shares - Diluted	23,839	23,739	23,731	23,656	23,735

SELECTED OPERATING RATIOS
Annualized Return on Average Assets	0.67%	0.30%	0.29%	NM	0.48%
Annualized Return on Average Common Equity	8.60%	3.98%	3.77%	NM	5.76%
Annualized Return on Tangible Common Equity (2)	14.63%	6.82%	6.52%	NM	9.62%
Annualized Net Interest Margin	3.99%	3.90%	3.62%	3.63%	3.80%
Efficiency ratio (2)	56.87%	56.99%	62.07%	70.00%	59.98%
Stockholders' equity to total assets	9.85%	9.84%	9.72%	9.78%	10.44%
Common stockholders' equity to total assets	7.82%	7.78%	7.70%	7.73%	8.37%
Tangible common equity to tangible assets (2)	4.78%	4.68%	4.63%	4.60%	5.19%
Tier 1 risk-based ratio	12.94%	12.65%	12.80%	12.74%	13.32%
Total risk-based ratio	14.19%	13.90%	14.04%	13.98%	14.57%
Tier 1 leverage ratio	9.72%	9.44%	9.46%	9.63%	10.35%
Book value per common share (1)	$9.02	$8.88	$8.95	$8.82	$9.42
Tangible book value per common share (1) (2)	$5.33	$5.16	$5.21	$5.07	$5.65

(1) Excludes preferred stock
(2) See Supplemental Information - Non GAAP financial measures

Lakeland Bancorp, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended March 31,
	2010	2009
(dollars in thousands, except per share amounts)
INTEREST INCOME
Loans and fees	$28,252	$30,142
Federal funds sold and interest bearing deposits with banks	28	26
Taxable investment securities	2,983	3,419
Tax exempt investment securities	520	569
TOTAL INTEREST INCOME	31,783	34,156
INTEREST EXPENSE
Deposits	4,405	7,759
Federal funds purchased and securities sold under agreements to repurchase	37	38
Long-term debt	2,754	3,467
TOTAL INTEREST EXPENSE	7,196	11,264
NET INTEREST INCOME	24,587	22,892
Provision for loan and lease losses	4,879	6,376
NET INTEREST INCOME AFTER PROVISION FOR LOAN AND LEASE LOSSES	19,708	16,516

NONINTEREST INCOME
Service charges on deposit accounts	2,448	2,667
Commissions and fees	885	823
Gain on sales of investment securities	1	885
Income on bank owned life insurance	386	331
Gain on leasing related assets	304	185
Other income	85	82
TOTAL NONINTEREST INCOME	4,109	4,973
NONINTEREST EXPENSE
Salaries and employee benefits	8,903	8,583
Net occupancy expense	1,795	1,874
Furniture and equipment	1,170	1,264
Stationery, supplies and postage	426	420
Marketing expense	554	557
Amortization of core deposit intangibles	265	265
FDIC insurance expense	933	900
Collection expense	148	505
Legal expense	341	109
Expenses on other real estate owned and other repossessed assets	37	120
Other expenses	2,208	2,154
TOTAL NONINTEREST EXPENSE	16,780	16,751
INCOME BEFORE PROVISION FOR INCOME TAXES	7,037	4,738
Provision for income taxes	2,471	1,563
NET INCOME	$4,566	$3,175
Dividends on Preferred Stock and Discount Accretion	898	539
Net Income Available to Common Stockholders	$3,668	$2,636
EARNINGS PER COMMON SHARE
Basic	$0.15	$0.11
Diluted	$0.15	$0.11

DIVIDENDS PER COMMON SHARE	$0.05	$0.10

Lakeland Bancorp, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,
ASSETS	2010	2009
(dollars in thousands)	(unaudited)
Cash and due from banks	$92,195	$31,869
Federal funds sold and interest-bearing deposits due from banks	8,490	26,794
Total cash and cash equivalents	100,685	58,663

Investment securities available for sale	396,089	375,530
Investment securities held to maturity; fair value of $79,795 in 2010 and $84,389 in 2009	77,311	81,821
Loans:
Commercial	1,203,694	1,194,944
Leases	100,738	113,161
Residential mortgages	387,477	382,778
Consumer and home equity	309,290	315,930
Leases held for sale, at fair value	4,128	7,314
Total loans	2,005,327	2,014,127
Deferred cost	2,789	2,908
Allowance for loan and lease losses	(26,836)	(25,563)
Net loans	1,981,280	1,991,472
Premises and equipment - net	28,794	29,196
Accrued interest receivable	9,182	8,943
Goodwill	87,111	87,111
Other identifiable intangible assets, net	1,374	1,640
Bank owned life insurance	42,106	41,720
Other assets	44,044	47,872
TOTAL ASSETS	$2,767,976	$2,723,968

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Deposits:
Noninterest bearing	$346,651	$323,175
Savings and interest-bearing transaction accounts	1,373,972	1,368,272
Time deposits under $100,000	280,500	283,512
Time deposits $100,000 and over	201,653	182,228
Total deposits	2,202,776	2,157,187
Federal funds purchased and securities sold under agreements to repurchase	57,326	63,672
Long-term debt	145,900	145,900
Subordinated debentures	77,322	77,322
Other liabilities	11,968	11,901
TOTAL LIABILITIES	2,495,292	2,455,982

STOCKHOLDERS' EQUITY
Preferred stock, Series A, no par value, $1,000 liquidation value, authorized 1,000,000 shares; issued 59,000 shares at March 31, 2010 and December 31, 2009	56,183	56,023
Common stock, no par value; authorized 40,000,000 shares; issued 24,740,564 shares at March 31, 2010 and December 31, 2009	258,510	259,521
Accumulated Deficit	(32,489)	(34,961)
Treasury shares, at cost, 741,619 shares at March 31, 2010 and 868,428 at December 31, 2009	(10,188)	(11,940)
Accumulated other comprehensive income (loss)	668	(657)
TOTAL STOCKHOLDERS' EQUITY	272,684	267,986
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,767,976	$2,723,968

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
(dollars in thousands)	2010	2009	2009	2009	2009

SELECTED BALANCE SHEET DATA AT PERIOD-END
Loans and Leases	$ 2,005,327	$ 2,014,127	$ 1,964,624	$ 1,980,371	$ 2,027,458
Allowance for Loan and Lease Losses	(26,836)	(25,563)	(24,149)	(24,379)	(25,578)
Investment Securities	473,400	457,351	576,160	509,516	427,482
Total Assets	2,767,976	2,723,968	2,769,463	2,716,118	2,676,044
Total Deposits	2,202,776	2,157,187	2,144,151	2,089,045	2,035,171
Short-Term Borrowings	57,326	63,672	62,001	47,997	45,194
Long-Term Debt	223,222	223,222	278,222	288,222	288,222
Stockholders' Equity	272,684	267,986	269,100	265,743	279,477

Loans and Leases
Commercial	$ 1,203,694	$ 1,194,944	$ 1,125,505	$ 1,096,709	$ 1,071,022
Leases	100,738	113,161	130,011	154,344	276,170
Leases held for sale	4,128	7,314	8,946	39,228	--
Residential mortgages	387,477	382,778	380,684	373,167	362,561
Consumer and Home Equity	309,290	315,930	319,478	316,923	317,705
Total loans	$ 2,005,327	$ 2,014,127	$ 1,964,624	$ 1,980,371	$ 2,027,458

Deposits
Noninterest bearing	$ 346,651	$ 323,175	$ 323,630	$ 320,625	$ 299,835
Savings and interest-bearing transaction accounts	1,373,972	1,368,272	1,263,139	1,122,923	1,104,791
Time deposits under $100,000	280,500	283,512	348,182	382,016	393,731
Time deposits $100,000 and over	201,653	182,228	209,200	263,481	236,814
Total deposits	$ 2,202,776	$ 2,157,187	$ 2,144,151	$ 2,089,045	$ 2,035,171

SELECTED AVERAGE BALANCE SHEET DATA
Loans and Leases, net	$ 2,009,389	$ 1,999,830	$ 1,982,700	$ 2,020,379	$ 2,029,214
Investment Securities	468,138	538,830	521,468	448,257	405,991
Interest-Earning Assets	2,525,632	2,572,501	2,554,132	2,516,754	2,475,307
Total Assets	2,751,793	2,790,501	2,771,358	2,712,421	2,673,317
Non Interest-Bearing Demand Deposits	329,152	333,932	322,337	309,548	294,443
Savings Deposits	313,025	309,154	306,449	305,406	295,147
Interest-Bearing Transaction Accounts	1,075,203	1,046,062	928,082	830,526	851,828
Time Deposits	471,699	498,987	600,638	641,993	617,558
Total Deposits	2,189,079	2,188,135	2,157,506	2,087,473	2,058,976
Short-Term Borrowings	55,807	56,507	45,628	44,021	53,404
Long-Term Debt	223,279	261,563	281,979	288,306	288,323
Total Interest-Bearing Liabilities	2,139,013	2,172,272	2,162,776	2,110,253	2,106,260
Stockholders' Equity	271,309	269,358	267,288	275,601	256,921
Common Stockholders' Equity	215,228	213,422	211,501	219,968	223,528

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
(dollars in thousands)	2010	2009	2009	2009	2009

AVERAGE ANNUALIZED YIELDS (taxable equivalent basis)
Assets:
Loans and leases	5.70%	5.79%	5.73%	5.79%	6.02%
Taxable investment securities	2.94%	3.18%	3.31%	3.55%	4.01%
Tax-exempt securities	5.12%	5.12%	5.23%	5.32%	5.39%
Federal funds sold and interest-bearing cash accounts	0.23%	0.23%	0.26%	0.26%	0.26%
Total interest-earning assets	5.14%	5.22%	5.18%	5.33%	5.64%
Liabilities:
Savings accounts	0.24%	0.33%	0.43%	0.57%	0.73%
Interest-bearing transaction accounts	0.89%	0.97%	0.95%	1.04%	1.14%
Time deposits	1.57%	2.02%	2.67%	2.84%	3.13%
Borrowings	4.00%	4.05%	4.16%	4.24%	4.10%
Total interest-bearing liabilities	1.36%	1.57%	1.84%	2.03%	2.15%
Net interest spread (taxable equivalent basis)	3.78%	3.65%	3.33%	3.30%	3.48%
Annualized Net Interest Margin (taxable equivalent basis)	3.99%	3.90%	3.62%	3.63%	3.80%

ASSET QUALITY DATA
Allowance for Loan Losses
Balance at beginning of period	$ 25,563	$ 24,149	$ 24,379	$ 25,578	$ 25,053
Provision for loan losses	4,879	6,438	4,718	34,083	6,376
Net Charge-offs	(3,606)	(5,024)	(4,948)	(35,282)	(5,851)
Balance at end of period	$ 26,836	$ 25,563	$ 24,149	$ 24,379	$ 25,578

Net Loan Charge-offs
Commercial	$ 2,439	$ 2,305	$ 1,815	$ 780	$ 187
Leases	664	1,902	2,324	33,744	5,347
Home equity and consumer	504	573	670	708	317
Real estate - mortgage	(1)	244	139	50	--
Net charge-offs	$ 3,606	$ 5,024	$ 4,948	$ 35,282	$ 5,851

Nonperforming Assets
Commercial	$ 27,134	$ 27,845	$ 30,578	$ 21,400	$ 9,604
Leases	7,582	3,511	4,624	2,666	11,881
Home equity and consumer	2,436	1,890	1,760	1,535	603
Real estate - mortgage	7,043	5,465	5,212	2,909	1,676
Total non-accruing loans	44,195	38,711	42,174	28,510	23,764
Property acquired through foreclosure or repossession	1,480	1,864	1,157	1,651	3,517
Total non-performing assets	$ 45,675	$ 40,575	$ 43,331	$ 30,161	$ 27,281

Loans past due 90 days or more	$ 383	$ 1,437	$ 2,261	$ 4,228	$ 3,052
Loans restructured and still accruing	$ 7,943	$ 3,432	$ 2,562	$ --	$ --

Ratio of allowance for loan and lease losses to total loans *	1.34%	1.27%	1.23%	1.23%	1.26%
Non-performing loans to total loans *	2.20%	1.92%	2.15%	1.44%	1.17%
Non-performing assets to total assets *	1.65%	1.49%	1.56%	1.11%	1.02%

* Includes leases held for sale

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(unaudited)

	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
(dollars in thousands, except per share amounts)	2010	2009	2009	2009	2009
Calculation of tangible book value per common share
Total common stockholders' equity at end of period - non GAAP	$ 216,501	$ 211,963	$ 213,224	$ 210,015	$ 223,896
Less:
Goodwill	87,111	87,111	87,111	87,111	87,111
Other identifiable intangible assets, net	1,374	1,640	1,905	2,170	2,436
Total tangible common stockholders' equity at end of period - non- GAAP	$ 128,016	$ 123,212	$ 124,208	$ 120,734	$ 134,349

Shares outstanding at end of period	23,999	23,872	23,833	23,807	23,759

Book value per share - GAAP	$ 9.02	$ 8.88	$ 8.95	$ 8.82	$ 9.42

Tangible book value per share - non-GAAP	$ 5.33	$ 5.16	$ 5.21	$ 5.07	$ 5.65

Calculation of tangible common equity to tangible assets
Total tangible common stockholders' equity at end of period - non- GAAP	$ 128,016	$ 123,212	$ 124,208	$ 120,734	$ 134,349

Total assets at end of period	$ 2,767,976	$ 2,723,968	$ 2,769,463	$ 2,716,118	$ 2,676,044
Less:
Goodwill	87,111	87,111	87,111	87,111	87,111
Other identifiable intangible assets, net	1,374	1,640	1,905	2,170	2,436
Total tangible assets at end of period - non-GAAP	$ 2,679,491	$ 2,635,217	$ 2,680,447	$ 2,626,837	$ 2,586,497

Common equity to assets - GAAP	7.82%	7.78%	7.70%	7.73%	8.37%

Tangible common equity to tangible assets - non-GAAP	4.78%	4.68%	4.63%	4.60%	5.19%

Calculation of return on average tangible common equity
Net income - GAAP	$ 4,566	$ 2,140	$ 2,011	$ (12,722)	$ 3,175

Total average common stockholders' equity	$ 215,228	$ 213,422	$ 211,501	$ 219,968	$ 223,528
Less:
Average goodwill	87,111	87,111	87,111	87,111	87,111
Average other identifiable intangible assets, net	1,521	1,785	2,052	2,317	2,583
Total average tangible common stockholders' equity - non GAAP	$ 126,596	$ 124,526	$ 122,338	$ 130,540	$ 133,834

Return on average common stockholders' equity - GAAP	8.60%	3.98%	3.77%	-23.20%	5.76%

Return on average tangible common stockholders' equity - non-GAAP	14.63%	6.82%	6.52%	-39.09%	9.62%

Calculation of efficiency ratio
Total non-interest expense	$ 16,780	$ 20,313	$ 17,077	$ 19,653	$ 16,751
Less:
Amortization of core deposit intangibles	(265)	(266)	(265)	(266)	(265)
Other real estate owned and other repossessed asset expense	(37)	(85)	(133)	(665)	(120)
Long-term debt prepayment fee	--	(3,075)	--	--	--
Non-interest expense, as adjusted	$ 16,478	$ 16,887	$ 16,679	$ 18,722	$ 16,366

Net interest income	$ 24,587	$ 24,982	$ 23,022	$ 22,483	$ 22,892
Noninterest income	4,109	6,920	3,554	3,410	4,973
Total revenue	28,696	31,902	26,576	25,893	27,865
Plus: Tax-equivalent adjustment on municipal securities	280	283	296	320	306
Less: gains (losses) on investment securities	(1)	(2,552)	--	532	(885)
Total revenue, as adjusted	$ 28,975	$ 29,633	$ 26,872	$ 26,745	$ 27,286

Efficiency ratio	56.87%	56.99%	62.07%	70.00%	59.98%

CONTACT:  Lakeland Bancorp, Inc.
          Thomas J. Shara, President & CEO
          Joseph F. Hurley, EVP & CFO
          973-697-2000